Other Information	12 Months Ended
Dec. 31, 2017
Other Information [Abstract]
Other Information

Note 8. Other Information

8.1	Balances and transactions with related Parties

Parent and ultimate controlling party

The ultimate controlling party of the group is Spark Networks SE. The shares in the Group are publicly traded on the New York Stock Exchange. Rocket Internet SE holds more than 25% of Spark Networks shares outstanding, and was represented on the Affinitas Board in 2015, 2016, and the pre-Merger period of 2017.

Transactions with shareholders

Consultation services

In 2008 and 2009, Affinitas and Rocket Internet SE (“Rocket”) entered into two agreements. Under these agreements Rocket is obliged to render consulting services to Affinitas in business, professional and/or technical areas and programming services. Affinitas is obliged to pay Rocket fees for the services rendered under the agreements, which are calculated on the basis of the incurred costs of Rocket plus expenses. For the years ended December 31, 2015, 2016 and 2017, respectively, Spark Networks recorded costs of €36 thousand, €22 thousand and €13 thousand, respectively. There was €5 thousand payable to Rocket as of December 31, 2017 and €0 as of December 31, 2016.

Shareholder loans

During the year ended December 31, 2016 the company entered into loans with some of its shareholders as described in more detail in Note 5.9. The total amount outstanding as of December 31, 2016 and 2017 was €5,850 thousand and €5,850 thousand respectively, and the amount of interest incurred during the years then ended December 31, 2016 and 2017 was €130 thousand and €508 thousand, respectively. The loan was fully repaid in March 2018. Refer to Note 8.4.

MLLNNL, LLC

The acquired subsidiary Spark had multiple, ongoing engagements with MLLNNL, LLC (“Mllnnl”), a marketing agency that employs, and was co-founded by, an employee of the Group’s wholly-owned subsidiary, Smooch Labs. For the year ended December 31, 2017, the Group has expensed €50 thousand for services performed by Mllnnl.

Management Services Agreement with PEAK6

In August 2016, Spark entered into a purchase agreement with PEAK6 pursuant to which Spark issued and sold to PEAK6 an aggregate of 5,000,000 shares of common stock of Spark at a purchase price of $1.55 per share. Spark also issued the Spark Warrant to PEAK6 to purchase up to 7,500,000 shares of common stock of Spark at an exercise price of $1.74 per share pursuant to the terms of a warrant agreement. Upon consummation of the merger between Affinitas and Spark, all of the shares subject to the Spark Warrant vested immediately prior to the closing of the merger, and the Spark Warrant expired upon the closing of the merger.

In connection with the execution of the PEAK6 purchase agreement, Spark entered into a management services agreement dated as of August 9, 2016 with PEAK6 (the “Management Services Agreement”), pursuant to which PEAK6 provides certain marketing, technology, strategy, development and other services to Spark over a five-year term, for a cash fee of $1.5 million per year (the “Management Fee”), which was paid on a quarterly basis in an amount of $375,000 per quarter. On November 2, 2017, in connection with the consummation of the merger between Affinitas and Spark, Spark and PEAK6 mutually agreed to terminate the Management Services Agreement effective December 31, 2017. As consideration for the termination, Spark paid PEAK6 an amount equal to $2.4 million (€2.0 million) in January 2018 in full satisfaction of any obligation or liability of Spark to PEAK6 for payments due to PEAK6 under the termination agreement.

Consulting Agreement with PEAK6

In March 2018, Spark Networks entered into a consulting agreement dated as of March 9, 2018 with PEAK6 (the “Consulting Agreement”), pursuant to which PEAK6 provides certain technology and infrastructure advice and information gathering services and other services to Spark Networks. The Consulting Agreement can be terminated by either party upon 30 days’ notice. Under the Consulting Agreement, PEAK6 is not entitled to any fees or other amounts.

Managing director compensation

During the years ended December 31, 2015, 2016 and 2017, managing director compensation was comprised of the following:

in € thousands	2015	2016	2017
Short-term benefits	147	481	693
Other employment benefits	-	25	-
Post-employment benefits	24	-	-
Share-based payments	599	884	1,522
Total compensation	770	1,390	2,215

During the year ended December 31, 2016, one of Spark Networks’ executives transferred to Spark Networks €25 thousand. Such amount was fully repaid by Spark Networks to the executive within days. No interest was accrued and the transaction did not have any effect on the statement of comprehensive income/loss. There was no balance outstanding as of December 31, 2016 and 2017.

8.2	Contingent Liabilities

Virtual employee share option plan

For the description of the virtual employee share option plan refer to Note 4.11.

Pending legal proceedings

Stephanie J. Benabu vs. Videotron Ltee and Affinitas GmbH, et al.

On August 1, 2016, Affinitas was served with a copy of an application to bring a class action lawsuit and to appoint the status of representative plaintiff filed with the Superior Court of the District of Montreal. The potential suit relates to the practice of automatically renewing the services provided to Canadian users of Affinitas’s products at standard pricing after a discounted trial period without active consent by the consumer. Affinitas ceased engaging in these practices and is currently in settlement negotiations with the plaintiffs. The settlement currently contemplated would not have a material adverse effect on the business, results of operations or financial condition of Affinitas.

City of Santa Monica, California – City Attorney General Investigation

On May 16, 2016, representatives from Spark met with representatives from a cross-jurisdictional working group consisting of consumer fraud attorneys from the City of Santa Monica and offices of the District Attorney from the counties of Los Angeles, Santa Cruz, Santa Clara and San Diego (“Cross Jurisdictional Group”). This meeting was held at the request of the Cross Jurisdictional Group, as a “pre-filing” meeting to explain and potentially resolve issues over auto-renewal disclosures by the Spark websites. The Cross Jurisdictional Group alleges that the Spark websites violate California law on disclosure of auto-renewal terms and ability to cancel auto-renewal. They also claim that the Spark websites violate California dating contract statues, which (where applicable) require a three day right to cancel. The Cross Jurisdictional Group sent a voluntary document request to the company on June 2, 2016. The company cooperated with the Cross Jurisdictional Group and provided information in response to the voluntary request. The Cross Jurisdictional Group has indicated that it would like the company to change its disclosures in certain respects, and that it intends to seek the payment of a penalty in an unspecified amount. In response to these disclosure requests, the company has made changes. On December 1, 2017, the company received a settlement communication from the City of Santa Monica and offices of the District Attorney, proposing settlement terms including payment of civil penalties, restitution to consumers, investigative costs and legal fees in maximum amount of $1.6 million (€1.3 million). The proposal has been accepted by Spark. The Group recognized a provision of $1.1 million (€0.9 million) during the year ended December 31, 2017, to provide for the settlement values for penalties, costs, legal fees and estimated restitution. Management expects to fully conclude this matter in 2018.

Upmarket vs. Spark Networks (Israel) Ltd.

On August 6, 2017, UpMarket Projects Ltd ("UpMarket") filed a civil action ("Complaint") for breach of contract and unjust enrichment against Spark Networks USA, LLC ("Spark USA") and against Spark Networks (Israel) LTD. ("Spark Israel") in Tel-Aviv District court. In the statement of claim, UpMarket alleges that Spark USA materially breached a commercial contract between the parties by terminating such contract in contravention to its terms. The parties executed a settlement agreement in January 2018, and Spark has recorded a provision of NIS 1.1 million (€0.3 million) for the probable cost of resolving this matter as of December 31, 2017. Spark settled this matter in early 2018.

Trademarks are an important element in running online dating websites. Given the large number of markets and brands, Spark Networks is dealing with oppositions to its trademark from time to time. As of December 31, 2017, there are two relevant procedures, which affect trademarks in France and Benelux. The procedures are expected to continue for more than 12 months. Outcome is unforeseeable as of the reporting date.

We have additional existing legal claims and may encounter future legal claims in the normal course of business. In our opinion, the resolutions of the existing legal claims are not expected to have a material impact on our financial position or results of operations.

We intend to defend vigorously against each of the above lawsuits. At this time, management does not believe the above matters, either individually or in the aggregate, will have a material adverse effect on the Group’s results of operations or financial condition and believes the recorded legal provisions as of December 31, 2017 are adequate in light of the probable and estimable liabilities. However, no assurance can be given that these matters will be resolved in our favor.

8.3	Operating leases and other off-balance sheet contractual obligations

As of the reporting date, future minimum lease payments under non-cancellable operating lease agreements and future payments for contractual obligations are as follows:

	December 31,
in € thousands	2016	2017
Less than one year	389	1,220
Between one and five years	814	1,371
More than five years	-	-
Total	1,203	2,591

Operating lease agreements and other contractual obligations relate to the Group’s principal administrative office space and related premises in Berlin, Germany, as well as payments for office space within the United States, and the lease of certain office equipment. Amounts also reflect other non-cancelable commitments and obligations consisting of contracts with software licensing and marketing service providers. The Group does not have significant renewal or purchase options.

8.4	Events after the reporting date

Termination of Loan Agreement relating to Affinitas GmbH and plans to enter into New Debt Financing.

On March 15, 2018, Spark Networks Services GmbH (f/k/a Affinitas GmbH), a limited liability company incorporated under the laws of Germany (“Affinitas”), and wholly-owned subsidiary of Spark Networks SE, entered into a termination agreement (the “Termination Agreement”) to its Loan Agreement dated as of September 2016 (the “Loan Agreement”), by and among Affinitas and certain persons and entities, including certain of its stockholders and officers, named as lenders thereunder (the “Lenders”), pursuant to which the Lenders had granted Affinitas certain loans with an interest rate of 8% per annum maturing on June 30, 2018 (the “Type A Loans”) and certain loans with an interest rate of 9% per annum maturing on March 31, 2019 (the “Type B Loans”) in an aggregate principal amount of €5.85 million (€1.85 million of which is under the Type A Loans and €4.0 million of which is under the Type B Loans). Pursuant to the terms of the Termination Agreement, in exchange for the early termination of the loans under the Loan Agreement effective as of March 15, 2018 and the repayment in full of the then outstanding principal amount of the loans under the Loan Agreement of €5.85 million, the parties agreed to an early termination fee of €0.3 million, consisting of a 2% fee on the repaid principal amount of the Type A loans and a 6.75% fee on the repaid principal amount of the Type B loans. In addition, the parties agreed that interest on the loans of approximately €40 thousand under the Loan Agreement was paid in full for the month of March 2018. All payments under the Termination Agreement were made on or before March 31, 2018.

Entry into €25,000 thousand Senior Facilities Agreement.

On March 28, 2018, Spark Networks and Silicon Valley Bank entered into a four-year €25,000 thousand Senior Facilities Agreement.

The Senior Facilities Agreement provides for a multicurrency term loan facility in an aggregate amount equal to €15,000 thousand (the “Term Loan Facility”) and a multicurrency revolving credit facility in an aggregate amount equal to €10,000 thousand (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Facilities”). In addition, subject to the terms and conditions of the Senior Facilities Agreement, including compliance with certain financial ratios, Spark Networks may incur additional incremental facilities in an aggregate amount of up to €35,000 thousand.

Borrowings under the Facilities bear interest at a rate equal to LIBOR for deposits in the applicable currency plus an applicable margin ranging from 2.5% to 3.0% to be determined based on the net leverage ratio for the most recently completed 12 month period ending on the last day of the fiscal year or quarterly period as applicable. The applicable margin in effect for borrowings under the Term Loan Facility as of March 30, 2018 is 2.5%.

In addition to paying interest on outstanding principal under the Facilities, Spark Networks is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of the unutilized commitments thereunder. The commitment fee rate is 0.60% per annum.

The Term Loan Facility amortizes in equal quarterly installments of €938 thousand commencing on June 29, 2018, while principal amounts outstanding under the Revolving Credit Facility are due and payable in full at maturity.